Business Concentration	12 Months Ended
Dec. 31, 2011
Business Concentration

Note 12 – Business Concentration

During the year ended December 31, 2011, we sold our products to 26 different customers, with sales of our ECOTRAX rail ties to one customer representing approximately 51% of our total revenue. We did not recognize any revenue for the three months ended December 31, 2010. For the year ended September 30, 2011, we sold composite products to one customer representing approximately 62% of our total revenue.

Our purchases of raw materials and contract manufacturing services and products, was concentrated in approximately ten to twenty vendors, of which the top five represented approximately 40% of our total purchases during the year ended December 31, 2011.